UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

——————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

COLMENA CORP

(Exact name of registrant as specified in its charter)

DELAWARE	0-27842	54-1778587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6499 NW 9th Avenue, Suite 304 Fort Lauderdale, Florida 33309

(Address of principal executive offices (Zip Code)

August 20, 2004

Date of Report (Date of earliest event reported)

(954) 670-2300

Registrant’s telephone number, including area code

101 SW 11th Avenue Boca Raton, Florida 33486

(Former address)

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Section 1 – Registrant’s Business and Operations and Section 2 – Financial Information

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition

On August 20, 2004, after the close of business, we executed a definitive Reorganization Agreement with NetWorth Systems, Inc. (“NetWorth”), a Florida corporation engaged in the business of providing IT management and IT auditing services (the “Agreement”). Pursuant to the terms of the Agreement, we acquired all of the issued and outstanding shares of common stock of Net Worth in exchange for the issuance of 75,000,000 shares of our Company’s common stock, which represents approximately 60% of our now currently issued and outstanding shares of common stock. The company will deliver to a designated escrow agent approximately 15,000,000 shares which will be held by the escrow agent to discharge undisclosed liabilities or other violations of the Agreement by Net Worth.

At the end of the fiscal year ending December 31, 2005, if NetWorth achieves at least $250,000 in net, pre-tax profits, we will issue additional shares of our common stock to the Net Worth shareholders so as to give NetWorth shareholders a total of 80% of the outstanding shares of Colmena’s common stock, calculated at the time of issuance. If NetWorth fails to meet 100% of the specified profit projection at that time, the number of additional shares to be issued to the Net Worth shareholders will be adjusted in direct proportion to the percentage of net, pre-tax profit actually achieved, provided, however, that if NetWorth fails to achieve at least $125,000 in net, pre-tax profits at that time, it will not receive any additional shares of our common stock.

Also in connection with the execution of the Agreement, Colmena entered into agreements with both the Tucker Family Spendthrift Trust and the Calvo Family Spendthrift Trust, which provide in part that despite each trust’s status as a non-affiliate, for a period of two years following closing, each trust agrees to be governed by the volume limitations of Rule 144 as applicable for affiliates of an issuer, provided that within 120 days of closing, NetWorth raises at least $1,000,000 in capital at a price of at least $0.05 per share.

In connection with the closing of this transaction, L Joshua Eikov and Bill White joined our Board of Directors. Mr. Eikov also assumed the position of president of Colmena. Mesrrs. Anthony Q. Joffe, Robert Gigliotti and Lawrence Van Etten, current members of Colmena’s board of directors, will remain in that capacity.

Net Worth’s Business and Operations

NetWorth provides a broad range of IT consulting, technology services and IT outsourcing solutions to many industries in the South Florida market. The corporate headquarters and the new corporate headquarters for Colmena are located at 6499 NW 9th Avenue Fort Lauderdale, Florida.

NetWorth works with clients of all sizes and has relationships with leading companies and governmental agencies. NetWorth relies on their expertise of information technology (e.g. the internet, networks, computers, etc.), insight into future trends of technology and access to existing and emerging technologies to identify new business and technology trends and formulate and implement solutions for clients. NetWorth helps clients identify and enter new markets, increase revenues in existing markets, improve operational performance and deliver their products and services more effectively and efficiently through the use of technology.

NetWorth is structured around five operating pillars: IT Outsourcing, InfoSec (Information Security), Enterprise Management, Business Intelligence and Product Development. Together with their proprietary CTONow! Program, NetWorth can serve clients in every major industry. NetWorth’s industry focus gives its professionals an understanding of industry evolution, business issues and applicable technologies, enabling them to deliver services and solutions tailored to each client or, as appropriate, to develop shared-service capabilities that can be offered to multiple clients.

Products and Services

CTONow!

The CTONow! Program provides company-wide leadership, management, and services in all areas of information technology. The CTONow! Program takes responsibility for product development, management and deployment, web services, voice, video, and data systems, including our client company networks and the various management information systems that utilize the networks. Our responsibility includes maintaining an effective information environment that encourages accurate and secure information access, collection, storage, retrieval, and distribution through electronic means. CTONOW! supports the use of technology for the business operations, administration, end-user and partner technologies and product deployment on the web. In carrying out its responsibilities, CTONOW! works collaboratively with other offices of the company.

Consulting Services

NetWorth provides review and implementation services for the underlying infrastructure of an enterprise’s IT operations, with a view to reducing costs and improving services to the enterprise and end-user. NetWorth’s extensive knowledge base and highly trained and experienced staff can assist with design through implementation and on-going support in the areas of network architecture, infrastructure integration, automation process control, operating systems, database administration, and system stress testing. Skilled consultants provide services in accounting and financial systems, warehouse management, LAN/WAN integration as well as corporate email and information systems.

Computer Security and Risk Management

NetWorth provides a variety of services in the area of data discovery. While many of those services are forensic in nature, we specialize in preventative measures that can safeguard your company’s assets and information. Our consultants in this area are certified by the National Security Agency with NSA IAM designation. This program provides the INFOSEC Assessment Methodology (IAM). This is a method for the assessment of information systems and networks that will enable us to assist management in the protection of sensitive information by increasing the information assurance levels. Our team works closely with each client to ensure that newly implemented security measures and programs are consistent with computer usage policies and company priorities.

Other Services

Depending upon which service level our clients choose from, NetWorth can carry out a menu selection from the following services:

1.

Business technology planning – we sponsor collaborative planning processes;

2.

Applications development – new and existing, for enterprise initiatives and overall coordination of corporate initiatives;

3.

IT infrastructure and architecture – (e.g., computers and networks) running as well as ensuring ongoing investments are made;

4.

Sourcing – make vs. buy decisions relative to outsourcing vs. in-house provisioning of IT services and skills;

5.

Partnerships – establishing strategic relationships with key IT suppliers and consultants

6.

Technology transfer – provide enabling technologies that make it easier for customers and suppliers to do business with our enterprise as well as increase revenue and profitability;

7.

Customer satisfaction – interact with internal and external clients to ensure continuous customer satisfaction;

8.

Training – provide training for all IT users to ensure productive use of existing and new systems.

Competition

NetWorth operates in highly competitive markets. Our current and potential competitors include other independent computer service companies and divisions of diversified enterprises, as well as the internal IT departments of existing and potential customers. Among the most significant of our competitors are IBM Corporation, Electronic Data Systems Corporation, Affiliated Computer Services, Inc., Computer Sciences Corp., and SunGard Data Systems, Inc.

While our larger competitors seek to outsource entire IT departments, we often selectively target core IT functions such as computer processing and storage solutions. In doing so, we position ourselves as a partner of the client’s IT organization, rather than as a competitive threat.

We believe that our services are particularly attractive to mid-tier companies that need substantial infrastructure to support their business environment, but are considered “small” compared to the multi-billion dollar engagements signed by our largest competitors. Many mid-market companies perceive larger outsourcers as “inflexible” and “unresponsive” to their smaller-scale requirements. We believe that selective outsourcing enables them to maintain overall control over their IT environment, while benefiting from the scale and efficiency of an outsourcing provider.

MANAGEMENT OF NETWORTH SYSTEMS AND COLMENA CORP

L. Joshua Eikov- President/Chief Executive Officer and Director

L. Joshua Eikov (“Josh”) is Chairman and Chief Executive Officer of NetWorth and has recently been appointed President and a Director of Colmena Corp. Mr. Eikov joined NetWorth in January 2004. Prior to NetWorth Josh was the Managing Director for Virtual Technocrats LLC an SMB consultancy where Josh helped clients such as Target Email Direct, a provider of interactive and email marketing products and services, in a turnaround and expansion program as their Interim CTO. Just prior to Target Email he was the Chief Strategist at eBRANDsolutions, a branding and marketing firm that consulted to the Global 1000 on issues of eBusiness, product design, digital marketing and branding and international expansion. Josh was the Founder and CEO of i-Titan Communications Networks, a manufacturer and designer of wireless broadband products. Due to a lack of funding and the burst of the Internet bubble in 2000, i-Titan filed a petition for bankruptcy under chapter 11 of the U.S. Bankruptcy Code. This bankruptcy was discharged in 2002. Prior to i-Titan, he was the Chief Technologist for Infinite Logic Management a venture capital fund that invested in the telecom and CTI space. Josh served as President and Chief Executive Officer of DigiCon Technologies, Inc., a CTI (Computer Telephony Integration) based systems integration Company that was sold in 1998. DigiCon created and developed a global systems architecture that allowed a user to access their email text-to-speech via any touch-tone or cellular telephone. The Company also developed an international data network that had an emphasis in telemedicine, which was accessible via telephone. Prior to founding DigiCon he founded Faceted Information Systems. The Company provided consulting services in information technology and financial information systems including, LAN/WAN systems design to Wall Street and institutional clients. Josh was also instrumental in the design and construction of FIS-Tech Computers. The Company was sold in 1995. Josh attended East Stroudsburg University. He is a member of the Internet Engineering Task Force (IETF), Institute of Electrical and Electronics Engineers (IEEE), the board of directors of Team-Defense.net and .KIDS, Inc.

April Green- Chief Financial Officer

April Green is our Chief Financial Officer. Ms. Green joined our company in July of 2004. She has also been appointed as Chief Financial Officer of Colmena Corp, as well as the corporate secretary. Prior to joining us, Ms. Green held various positions of increasing responsibility as the CFO of The Singing Machine Company, Inc (AMEX: SMD). She joined The Singing Machine in June of 1999 as the corporate controller and was promoted to the position of Director of Finance & Administration in January 1, 2000. Prior to joining us, Ms. Green held various positions of increasing responsibility with Monogram International, a large, Florida-based novelty and toy company from February 1993 to June 1999. At Monogram, Ms. Green rose from Staff Accountant to Controller. Prior to February 1993, she served in a variety of financial positions in the automotive industry in the Tampa area. Ms. Green is a Certified Public Accountant in the State of Florida, a member of the American Institute of Certified Public Accountants (AICPA), The Association of Certified Fraud Examiners (ACFE), Institute of Internal Auditors (IIA) and a member of the AWSCPA (American Woman’s Society of CPA’s).

William “Bill” White- GM of Networth Systems Inc, and Director

Bill White is one of the principal founders of NetWorth. Bill has also been appointed as the General Manager of the new subsidiary; NetWorth Systems, Inc. and a director of Colmena Corp. Bill has been designing and implementing accounting systems and training clients for 30 years. Just prior to NetWorth Bill spearheaded the management team at PC-Xperts!. Through Bill’s efforts the company expanded the products and services offered by the company.

Section 5 – Corporate Governance and Management

Item 5.03 Change in Fiscal Year

The Company’s Board of Directors voted unanimously to change the fiscal year end from September 30 to December 31, effective immediately. This change will allow us to implement our business plans and align our fiscal year with our subsidiary. The transition periods will be treated as follows: the quarter ending September 30, 2004 will be presented on a Form 10Q-SB and the quarter October 1, 2003 through December 31, 2004 will be presented on a Form 10K-SB and include audited financial statements including 15 months of operations for Colmena Corp. Beginning with the fiscal quarter ending September 30, 2004 and going forward the quarterly financial statements will include comparative information for the same sequential quarter of the prior year.

Item 9.01 Financial Statements and Exhibits

(a)

The audited financial statements of NetWorth, LLC for the year ended December 31, 2003 and D.W. Academy d/b/a PC-Xperts! for the year ended December 31, 2002 are filed herewith.

(b)

Pro Forma Financial Information

No pro forma financial statements are filed herewith. The Company will file all required pro forma financial statements by amendment hereto not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(c)

Exhibits

10.1	Reorganization Agreement dated as of August 20, 2004 between Colmena Corp. and Net Worth Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLMENA CORP.

/s/ L. JOSHUA EIKOV
BY: L. Joshua Eikov, President
Dated: This 27th day of August 2004

NETWORTH LLC

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

NETWORTH, LLC

CONTENTS

PAGE	F-1	INDEPENDENT AUDITORS’ REPORT

PAGE	F-2	BALANCE SHEET AS OF DECEMBER 31, 2003

PAGE	F-3	STATEMENT OF OPERATIONS AND MEMBERS’ DEFICIENCY FOR THE YEAR ENDED DECEMBER 31, 2003
PAGE	F-4	STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2003
PAGES	F-5 - F-9	NOTES TO FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

To the Members of:

NetWorth, LLC

We have audited the accompanying balance sheet of NetWorth, LLC as of December 31, 2003, and the related statements of operations and members’ equity and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of NetWorth, LLC as of December 31, 2003 and the results of its operations and its cash flows for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company has a members’ deficiency of $134,763 and a working capital deficiency of $ 246,226. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 9. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Webb & Company, P.A.

WEBB & COMPANY, P.A.

Boynton Beach, Florida

August 16, 2004

NETWORTH, LLC

BALANCE SHEET

AS OF DECEMBER 31, 2003

ASSETS
CURRENT ASSETS
Cash	$21,583
Accounts receivable, net	22,829
Prepaid expenses and other current assets	5,233
Total Current Assets	49,645

PROPERTY AND EQUIPMENT, NET	35,346

OTHER NON-CURRENT ASSETS
Security deposits	4,774
Goodwill	71,343
Total Non-Current Assets	76,117

TOTAL ASSETS	$161,108

LIABILITIES AND MEMBERS’ DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$99,828
Deferred revenue	92,182
Loans payable – related party	103,861
Total Current LiabilitieS	295,871

MEMBERS’ DEFICIENCY	(134,763)

TOTAL LIABILITIES AND MEMBERS’ DEFICIENCY	$161,108

See accompanying notes to financial statements.

NETWORTH, LLC

STATEMENT OF OPERATIONS AND MEMBERS’ DEFICIENCY

FOR THE YEAR ENDED DECEMBER 31, 2003

REVENUE
Service	$493,906
Systems and software	357,586
Total Revenue	851,492

COST OF GOODS SOLD	291,934

GROSS PROFIT	559,558

OPERATING EXPENSES
Compensation	221,738
Rent	27,416
General and administrative expense	184,467
Total Operating Expenses	433,621

INCOME FROM OPERATIONS	125,937

OTHER INCOME (EXPENSE)
Interest expense	(4,423)
Total Other Income (Expense)	(4,423)

NET INCOME	121,514

MEMBERS’ DEFICIENCY AT BEGINNING OF PERIOD	(276,277)
CAPITAL CONTRIBUTIONS	20,000
MEMBERS’ DEFICIENCY AT END OF PERIOD	$(134,763)

See accompanying notes to financial statements.

NETWORTH, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$121,514
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,564
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	18,647
Prepaid expenses	(5,233)
Other expenses	(2,962)
Increase (decrease) in:
Accounts payable	32,297
Accrued expenses	(9,073)
Customer deposits	(47,000)
Deferred revenue	(101,471)
Net Cash Provided By Operating Activities	25,283

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash acquired in merger	9,095
Net Cash Provided By Investing Activities	9,095

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party loan	(31,648)
Payment on note payable	(17,067)
Net Cash Used In Financing Activities	(48,715)

NET DECREASE IN CASH	(14,337)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	35,920

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$21,583

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$4,423

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

During 2003, the Company acquired the net assets of Advanced PC Solutions for 50% of the equity of the Company, valued at $20,000.

See accompanying notes to financial statements.

NETWORTH, LLC

FOOTNOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE 1

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

NetWorth, LLC was formed as a limited liability corporation under the laws of the State of Florida on March 10, 2003. D.W. Academy, Inc. d/b/a PC-Xperts! (“PC”) and Advanced PC Solutions (“APCS”) were merged to form NetWorth, LLC on that date. The transaction was treated as a purchase of APCS by D.W. Academy, Inc. d/b/a PC-Xperts! and was valued at the fair value of the assets acquired and liabilities assumed on the date of purchase. The statement of operations includes the activity of PC-Xperts! for the year ended December 31, 2003 and APCS from the date of acquisition (March 10, 2004) through December 31, 2004. The Company is engaged in providing network and software development for businesses in the South Florida area. The Company also sells and services Enterprise Report Management (ERM) software packages as a value added reseller (See Note 4).

(B) Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents. Cash equivalents also include demand deposits with banks.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(D) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of three to five years.

(E) Income Taxes

The members of the Company have elected to be taxed as a partnership. Therefore, income or loss of the Company is taxed directly to each member of the Company. Accordingly, no provision for income taxes is included in the accompanying financial statements.

(F) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(G) Revenue Recognition

The Company recognizes revenue from services provided to customers as the services are provided and earned. Revenue is recognized on the sale of computer equipment and software upon delivery of the equipment and software, along with applicable licenses to customers. The Company also has contracts with customers for the maintenance of their networks, computers and systems. These contracts are for a set number of hours to be used within a specified period of time. The Company recognizes revenue on these hours on a monthly basis as the maintenance occurs.

(H) Advertising Costs

Advertising costs are expenses as incurred. Advertising expense totaled $6,122 for the year ended December 31, 2003.

NETWORTH, LLC

FOOTNOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

(I) New Accounting Pronouncements

In January 2003, the FASB issued FIN No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB 51.” FIN No. 46 provides guidance on the identification of entities of which control is achieved through means other than voting rights (“variable interest entities” or “VIE’s”) and how to determine when and which business enterprise should consolidate the VIE (the “primary beneficiary”). In addition, FIN No. 46 requires that both the primary beneficiary and all other enterprises with a significant variable interest in a VIE make additional disclosures. The transitional disclosure requirements of FIN No. 46 are required in all financial statements initially issued after January 31, 2003, if certain conditions are met. The adoption of this pronouncement will not have a material effect on the Company’s financial position or results of operations.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” SFAS No. 149 amends and clarifies the accounting guidance on derivative instruments (including certain derivative instruments embedded in other contracts) and hedging activities that fall within the scope of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 149 is effective prospectively for contracts entered into or modified after June 30, 2003, with certain exceptions, and for hedging relationships designated after June 30, 2003. The adoption of this pronouncement will not have a material effect on the Company’s financial position or results of operations.

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 150, “Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity”. SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer’s accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuer’s shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities of FASB Concepts Statement No. 6, “Elements of Financial Statements”. The remaining provisions of this statement are consistent with the FASB’s proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This statement is effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this pronouncement will not have a material effect on the Company’s financial position or results of operations.

NOTE 2

  ACCOUNTS RECEIVABLE

The Company’s allowance for doubtful accounts is based on management’s estimates of the creditworthiness of its customers, current economic conditions and historical information, and, in the opinion of management, is believed to be an amount sufficient to respond to normal business conditions. Management sets 100% reserves for customers in bankruptcy and other reserves based upon historical collection experience. Should business conditions deteriorate or any major customer default on its obligations to the Company, this allowance may need to be significantly increased, which would have a negative impact on operations. For the year ended December 31, 2003, the Company considers all accounts receivable fully collectable and therefore has not recorded a provision for doubtful accounts.

NETWORTH, LLC

FOOTNOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE 3

PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31, 2003:

Furniture and fixtures	$7,449
Computer equipment	37,483
Equipment	8,087
Less: accumulated depreciation	(17,673)

Property and equipment, net	$35,346

Depreciation expense for the year ended December 31, 2003 was $ 18,564.

NOTE 4

  ACQUISITION OF ASSETS

During March 2003, the Company acquired 100% of the assets and liabilities of Advanced PC Solutions, a Florida company, in exchange for 50% of the members’ equity of the Company. The members’ equity was valued at the book value of the Company on the date of the merger. The acquisition was accounted for under the purchase method of accounting, and accordingly the results of operations are included in the accompanying financial statements from March 10, 2003, the effective date.

The following information reflects the fair market values of the assets acquired and the liabilities assumed:

Cash	$9,095
Accounts receivable	26,270
Property and equipment	44,630
Accounts payable	(13,812)
Accrued liabilities	(3,265)
Customer deposits	(114,261)
Equity	(20,000)
$71,343

NOTE 5

  MEMBER LOANS

The Company has received advances of funds for operations from a member. The member charges the Company the interest that is charged to him on these funds. The rate ranges from 5% to 7% and is variable based on the prime rate. At December 31, 2003, the amount due to the member was $103,861.

NOTE 6

COMMITMENTS AND CONTINGENCIES

(A) Operating Lease

The Company leases office space, which requires base monthly payments of $2,387 through March 31, 2008.

Future minimum lease payments are approximately as follows:

Year Ending December 31,
2004	$29,715
2005	$31,201
2006	$32,761
2007	$34,399
2008	$8,703

Rent expense for the year ended December 31, 2003 was $27,416.

NETWORTH, LLC

FOOTNOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE 7

  RELATED PARTY TRANSACTIONS

See Note 5 above.

NOTE 8  MEMBERS’ EQUITY

During 2003, the Company recorded members’ contributions in the amount of $20,000. This contribution was in conjunction with the merger of D.W. Academy, Inc. d/b/a PC-Xperts! and Advanced PC Solutions (See Note 4).

NOTE 9

  GOING CONCERN

As reflected in the accompanying financial statements, the Company has a members’ deficiency of $134,763 and a working capital deficiency of $246,226. These factors raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan, raise capital and generate additional revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that the actions presently being taken to raise additional capital and generate additional revenues provide the opportunity for the Company to continue as a going concern.

NOTE 10  SUBSEQUENT EVENTS

(A) Acquisition Agreement

On January 1, 2004, NetWorth, LLC was merged into NetWorth Systems, Inc., a Florida corporation. Any net income going forward will be taxed at standard U.S. corporate tax rates. NetWorth Systems, Inc. was an inactive corporation with no net assets. The transaction will be accounted for under the purchase method of accounting for entities under common control.

On March 8, 2004, the Company acquired 100% of the assets and liabilities of Brilliant Computers, a sole proprietorship existing under the laws of the state of Florida. The terms of the transaction include cash payments over the next three years of $118,600 and an equity component consisting of 1,300,000 shares of the Company’s stock valued at $236,670. The members’ equity was valued at the book value of the Company on the date of the merger. In exchange the assets and certain liabilities were transferred to the Company.

(B) Issuance of Stock for Services

In 2004, 1,366,667 shares of NetWorth System, Inc.’s common stock were issued for services rendered by consultants, attorneys and advisors. The shares were valued at $246,000, based on the value of services received.

(C) Purchase of Interest in Corporation for Professional Consulting Services Rendered

In March of 2004, L. Joshua Eikov received 4,718,333 shares of the stock of NetWorth Systems, Inc. in return for professional consulting services rendered. The shares were valued at $849,300, based on the value of services received. Mr. Eikov was also named CEO of the corporation.

NETWORTH, LLC

FOOTNOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2003

(D) Issuance of Stock to Employees

Between March and August of 2004, 915,000 shares of the NetWorth Systems, Inc. common stock were issued to employees. These shares were valued at $164,700.

(E) Letter of Intent With Colmena, Inc.

On June 10, 2004, the Company signed a letter of intent with Colmena, Inc., a Delaware corporation publicly traded on the OTC Bulletin Board under the symbol CLME. Pursuant to the terms of the Letter, Colmena intends to acquire all of the securities of NetWorth Systems, Inc. in exchange for 75,000,000 shares of Colmena’s common stock, which represents approximately 60% of their outstanding common stock as of the date of closing. As a result of this proposed transaction, NetWorth Systems, Inc. would become a wholly owned subsidiary of Colmena. The transaction will be treated for accounting purposes as a reorganization by NetWorth Systems, Inc. and as a recapitalization by Colmena, Inc.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

CONTENTS

PAGE	F-12	INDEPENDENT AUDITORS’ REPORT

PAGE	F-13	BALANCE SHEET AS OF DECEMBER 31, 2002

PAGE	F-14	STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
PAGE	F-15	STATEMENT OF CHANGES IN SHAREHOLDER DEFICIENCY FOR THE YEAR ENDED DECEMBER 31, 2002
PAGE	F-16	STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2002
PAGES	F-17 - F-20	NOTES TO FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of:

D.W. Academy, Inc.

d/b/a/ PC-Xperts!

We have audited the accompanying balance sheet of D.W. Academy, Inc. d/b/a/ PC-Xperts! as of December 31, 2002, and the related statements of operations and shareholders’ equity and cash flows for the year ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of D.W. Academy, Inc. d/b/a/ PC-Xperts! as of December 31, 2002 and the results of its operations and its cash flows for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

WEBB & COMPANY, P.A.

Boynton Beach, Florida

August 16, 2004

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

BALANCE SHEET

AS OF DECEMBER 31, 2002

ASSETS

CURRENT ASSETS
Cash	$35,920
Accounts receivable, net	15,206
Total Current Assets	51,126

PROPERTY AND EQUIPMENT, NET	9,280

OTHER NON CURRENT ASSETS	1,812

TOTAL ASSETS	$62,218

LIABILITIES AND SHAREHOLDER DEFICIENCY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$59,527
Deferred revenue	79,392
Customer deposit	47,000
Loans payable – related party	135,509
Notes payable	17,067
Total Current Liabilities	338,495

SHAREHOLDER DEFICIENCY
Common stock, $1.00 par value; 7,500 shares authorized; 7,500 shares issued and outstanding	7,500
Additional paid in capital	18,099
Accumulated deficit/Retained earnings	(301,876)
Total Shareholder Deficiency	(276,277)

TOTAL LIABILITIES AND SHAREHOLDER DEFICIENCY	$62,218

See accompanying notes to financial statements.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

REVENUE
Service	$102,700
Systems and software	413,294
Total Revenue	515,994

COST OF GOODS SOLD	228,392

GROSS PROFIT	287,602

OPERATING EXPENSES
Compensation	148,600
Rent	46,286
General and administrative expense	142,010
Total Operating Expenses	336,896

LOSS FROM OPERATIONS	(49,294)

OTHER INCOME (EXPENSE)
Interest expense	(12,280)
Total Other Income (Expense)	(12,280)

NET LOSS	$(61,574)

See accompanying notes to financial statements.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

STATEMENT OF CHANGES IN SHAREHOLDER DEFICIENCY

FOR THE YEAR ENDED DECEMBER 31, 2002

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total
	Shares	Amount

Balance, December 31, 2001	7,500	$7,500	$22,500	$(240,302)	$(210,302)
Distribution to shareholder	—	—	(4,401)	—	(4,401)
Net Loss, 2002	—	—	—	(61,574)	(61,574)
BALANCE, DECEMBER 31, 2002	7,500	$7,500	$18,099	$(301,876)	$(276,277)

See accompanying notes to financial statements.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(61,574)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	4,442
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	51,931
Increase (decrease) in:
Accounts payable	(10,302)
Accrued expenses	8,231
Customer deposits	47,000
Deferred revenue	1,757
Net Cash Provided By Operating Activities	41,485

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,055)
Net Cash Used In Investing Activities	(1,055)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shareholder loans	13,224
Distribution to shareholder	(4,401)
Payments on notes payable	(44,116)
Net Cash Used In Financing Activities	(35,293)

NET INCREASE IN CASH	5,137

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	30,783

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$35,920

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$12,280

See accompanying notes to financial statements.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002

NOTE 1

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

D.W. Academy, Inc., d/b/a PC-Xperts!, (the “Company”) was formed as an S-corporation under the laws of the State of Florida on December 10, 1999. The Company is engaged in providing networking and software development for businesses in the South Florida area. The Company also sells and services ERM software packages as a value added reseller.

(B) Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents. Cash equivalents also include demand deposits with banks.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(D) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of three to five years.

(E) Income Taxes

The shareholders of the Company have elected to be taxed as an S-corporation. Therefore, income or loss of the Company is taxed directly to the shareholder of the Company. Accordingly, no provision for income taxes is included in the accompanying financial statements.

(F) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(G) Revenue Recognition

The Company recognizes revenue from services provided to customers as the services are provided and earned. Revenue is recognized on the sale of computer equipment and software upon delivery of the equipment and software, along with applicable licenses to customers. The Company also has contracts with customers for the maintenance of their networks, computers and systems. These contracts are for a set number of hours to be used within a specified period of time. The Company recognizes revenue on these hours on a monthly basis as the maintenance occurs.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002

(H) Advertising Costs

Advertising costs are expenses as incurred. Advertising expense totaled $9,200 for the year ended December 31, 2002.

(I) New Accounting Pronouncements

In January 2003, the FASB issued FIN No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB 51.” FIN No. 46 provides guidance on the identification of entities of which control is achieved through means other than voting rights (“variable interest entities” or “VIE’s”) and how to determine when and which business enterprise should consolidate the VIE (the “primary beneficiary”). In addition, FIN No. 46 requires that both the primary beneficiary and all other enterprises with a significant variable interest in a VIE make additional disclosures. The transitional disclosure requirements of FIN No. 46 are required in all financial statements initially issued after January 31, 2003, if certain conditions are met. The adoption of this pronouncement will not have a material effect on the Company’s financial position or results of operations.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” SFAS No. 149 amends and clarifies the accounting guidance on derivative instruments (including certain derivative instruments embedded in other contracts) and hedging activities that fall within the scope of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 149 is effective prospectively for contracts entered into or modified after June 30, 2003, with certain exceptions, and for hedging relationships designated after June 30, 2003. The adoption of this pronouncement will not have a material effect on the Company’s financial position or results of operations.

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 150, “Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity”. SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer’s accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuer’s shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities of FASB Concepts Statement No. 6, “Elements of Financial Statements”. The remaining provisions of this statement are consistent with the FASB’s proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This statement is effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this pronouncement will not have a material effect on the Company’s financial position or results of operations.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002

NOTE 2  ACCOUNTS RECEIVABLE

The Company’s allowance for doubtful accounts is based on management’s estimates of the creditworthiness of its customers, current economic conditions and historical information, and, in the opinion of management, is believed to be an amount sufficient to respond to normal business conditions. Management sets 100% reserves for customers in bankruptcy and other reserves based upon historical collection experience. Should business conditions deteriorate or any major customer default on its obligations to the Company, this allowance may need to be significantly increased, which would have a negative impact on operations. For the year ended December 31, 2002, the Company considers all accounts receivable fully collectable and therefore has not recorded a provision for doubtful accounts.

NOTE 3

  PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31, 2002:

Office equipment	$21,055
Less: accumulated depreciation	(11,775)

Property and equipment, net	$9,280

Depreciation expense for the year ended December 31, 2002 was $ 4,442.

NOTE 4  SHAREHOLDER LOANS

The Company has received advances of funds for operations from a shareholder. The shareholder charges the Company the interest that is charged to him on these funds. The rate ranges from x to y and is variable based on the prime rate. At December 31, 2002, the amount due to the shareholder was $135,509.

NOTE 5

  NOTES PAYABLE

During 2000, the Company issued a 10% note payable of $135,000 due monthly with principal and interest of $4,536, through March 2003. The note is unsecured. At December 31, 2002, the outstanding balance is $17,067.

NOTE 6  COMMITMENTS AND CONTINGENCIES

(A) Operating lease

The Company leases office space, which requires base monthly payments of $3,300 through 2005.

Future minimum lease payments are approximately as follows:

Year Ending December 31,
2003	$41,000
2004	$43,050
2005	$30,286

Rent expense for the year ended December 31, 2002 was $46,286.

D.W. ACADEMY, INC.

D/B/A

PC-XPERTS!

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002

NOTE 7

  RELATED PARTY TRANSACTIONS

See Note 4.

NOTE 8

  SUBSEQUENT EVENTS

(A) Acquisition Agreement

On March 10, 2003, the Company entered into an agreement with NetWorth, LLC, an inactive Florida corporation with no assets or liabilities, pursuant to which the Company exchanged all its shareholder interest for a 50% interest in the common stock of NetWorth, LLC.

(B) Lease Agreement

Pursuant to the above acquisition agreement, the lease in Note 4 was cancelled and the deposit was forfeited in March 2003.